                                                                   EXHIBIT 10.40


AGREEMENT OF LEASE, made as of this 14 day of JUNE, 2000, between BROWN BEAR REALTY CORP., having an address at:
_____________________________________________, party of the first part, hereinafter referred to as OWNER, and LOUDEYE TECHNOLOGIES, INC. party of the second part, hereinafter referred to as TENANT, having an office at 450 West 31st Street, 4th Floor, New York, New York.

WITNESSETH: Owner hereby leases to Tenant, and Tenant hereby hires from Owner the entire Fourth (4th) Floor in the building known as 450 West 31st Street in the Borough of Manhattan, City of New York, for the term of five (5) years (or until such term shall sooner cease and expire as hereinafter provided) to commence on the _______ day of June, TWO THOUSAND, and to end on the _______ day of May, TWO THOUSAND AND FIVE, both dates inclusive, at an annual rental rate of [SEE RIDER, Paragraph 3 attached hereto and made a part hereof] which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly ________________ installment(s) on the execution hereof [A].

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Occupancy:    1. Tenant shall pay the rent as above and as hereinafter provided.

Use:          2. Tenant shall use and occupy demised premises for any use permitted by 450 West Owners Corp. provided such use is in accordance with the Certificate of Occupancy for the building, if any, and for not other purposes.

Alterations: 3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, [3A] and to the provisions of this article. Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved by Owner. [3B] Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. [3C] Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner [3D], Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation [3E] and repair any damage to the demised premises or the building due to such removal. All property [3F] by Tenant at the end of the term remaining in the premises after [3G] shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

Repairs:      4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and the lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant. Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten [4A] days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises of in and to the fixtures, appurtenances or equipment thereof. [4B] The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

Window Cleaning:   5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads:   6. Prior to the commencement
of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant shall at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises or the building (including the use permitted under lease). Except as provided in
Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect therein. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organizations and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing, the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceedings wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building and demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to [6B] prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's [6C] judgment, to absorb and prevent vibration, noise and annoyance.

See Proprietary Lease.

Property - Loss, Damage, Reimbursement, Indemnity:   8. Owner or its agents
shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up ( or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceedings by counsel approved by Owner in writing, such approval not to be unreasonably withheld. [8A]

Destruction, Fire and Other Casualty:   9.  (a)  If the demised premises or any
part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume *(five
(5)) [9A] days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent that, such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Equipment Domain: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.

Assignment, Mortgage, Etc:    11. Tenant, for itself, its heirs, distributees,
executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others without the prior written consent of Owner in each instance. [11A]

[11B] If this lease be assigned, or, if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current:   12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building.

Access to Premises: 13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Through the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry in the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefore, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder. [13A]

Vault, Vault Space, Area:   14. No Vaults, vault space or area, whether or not
enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of [15A] the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. [15B] If any government license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

Bankruptcy:   16.  (a)  Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenancy within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; [16A] or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statue or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

     (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:   17.  (1)  If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted or if this lease be rejected under Section 235 of Title 11 of the U.S. Code (bankruptcy code); or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall have failed, after days written [17A] notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable then in any one or more of such events, upon Owner serving a written [17B] days notice upon Tenant specifying the nature of said default and upon the expiration of said [17B] day period, and if Tenant shall not have diligently commenced during such default within such [17B] day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written [17C] days' notice of cancellation of this lease upon Tenant, and upon the expiration of said [17C] days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such [17C] day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

     (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption:   18. In case of any such default,
re-entry, expiration and/or dispossession by summary proceedings or otherwise,
(a) the rent, and
additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossession and/or expiration. (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease. (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such [18A] expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suits brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

Fees and Expenses:   19. If Tenant shall default in the observance or
performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, [19A] then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payments of money, including but not limited to [19B] attorney's fees, in instituting, prosecuting or defending any action or proceedings, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within [19C] days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building Alterations and Management:

No Representations by Owners:   21. Neither Owner nor Owner's agents have made
any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:   22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and [22A] Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:   23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on

Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:   24. If Owner is unable to give possession of the
demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:   25. The Failure of Owner (25A) to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner (25A) unless such waiver be in writing signed by Owner (25B). No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury:   26. It is mutually agreed by and between Owner and
Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

Inability to Perform:   27. This Lease and the obligation of Tenant to pay rent
hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

Bills and Notices:

Water Charges:

Sprinklers:

Elevators, Heat, Cleaning:   31.

Security:   32. Tenant has deposited with Owner the sum of $75,000.00 as security for the faithful performance and observances by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demises premises to Owner. In the event of a sale of the demises premises, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon by released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security [32A] and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further convenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Captions:   33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

     34. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed monthly installments and "additional rent." "Additional rent" means all sums which shall be due to new Owner from Tenant under this lease, in addition to the annual rent rate. The term "business days" as used in this lease, shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 31 hereof). Sundays and all days observed by the State of Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

Adjacent Excavation:   35. If an excavation shall be made upon land adjacent to
the demised premises, or shall be authorized to be ________________________________________ [space to be filled in or deleted]
[Shoring:] made, Tenant shall afford to the person causing or au______ the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demises premises form a part from injury or damages and to support the same by proper foundation without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:   36. Tenant and Tenant's servants, employees, agents,
visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and [36A]

Glass:   37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever, the demised premises [37A]. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

Estoppel Certificate:   38. Tenant, at any time, and from time to time, upon at
least 10 [38A] days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any defaults by Owner under this Lease, and, if so, specifying each such default.

Directory Board Listing   39. If, at the request of and as accommodation to
Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of person other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.

     40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this Lease, their assigns.

SEE RIDER ATTACHED HERETO AND MADE A PART HEREOF

IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the date and year first above written.

Witness for Owner:                    BROWN BEAR REALTY CORP.

                                      By: /s/ Jim Lindner
                                         -----------------------------
                                      Name:
                                           ---------------------------
                                      Title: President
-------------------------                   --------------------------


Witness for Tenant:                   LOUDEYE TECHNOLOGIES, INC.

                                      By: /s/ Larry Culver
                                         -----------------------------
                                      Name:
                                         -----------------------------
                                      Title: Chief Financial Officer
-------------------------                   --------------------------

                                ACKNOWLEDGEMENTS

CORPORATE TENANT
STATE OF NEW YORK
County of

On this ___ day of _______________, 19___, before me personally came __________________ to be known, who being by me duly sworn, did depose and say that he resides in _____________________- that he is the ______________ of
______________________, the corporation described in and which executed the foregoing instrument, as TENANT: that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

INDIVIDUAL TENANT
STATE OF NEW YORK
County of

On this ___ day of __________________, 19___, personally came _______________ to me known to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that ___ he executed the same.

                            IMPORTANT - PLEASE READ

                     RULES AND REGULATIONS ATTACHED TO AND
           MADE A PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 36.

     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, direct and rubbish.

     2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be burn by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the buildings and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demise premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any animals or birds by kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

     5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. I the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and director tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

     6. No Tenant shall drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     7. Each Tenant must, upon the termination of his Tenancy, remove to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky manner of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors. Owner reserves the right to inspect all freight to be brought into the building and to exclude

     9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations, fixed by Owner, Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

     10.

     11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

     12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substances, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate ___ or emanate from the demised premises.

                                FOOTNOTE RIDER
                                --------------


The language set forth in each of the numbered Footnotes set forth in this Footnotes Rider shall be incorporated into the body of this Lease to correspond to the corresponding numbered Footnote set forth in the body of this Lease. The Footnotes are as follows:

Introduction, Payment of Initial Monthly Rent
---------------------------------------------

A. provided, however, that in the event the commencement date of this Lease shall occur on a day which is not the first day of any month, the first monthly installment of Rent payable under this Lease shall be pro rated to reflect such partial monthly period and Rent payments for any other partial month during the term shall be similarly pro rated

Article 3.  Alterations
-----------------------

3A   which consent shall not be unreasonably withheld, denied, or delayed,

3D. ,which approval as to contractors and mechanics shall not be unreasonably withheld, delayed or denied.

3C. Anything to the contrary contained in the immediately preceding sentence notwithstanding, Owner's right to elect to have fixtures, etc. removed from the demised premises by Tenant at Tenant's expense shall not apply to such items which are of a nature which is reasonably deemed to be a normal standard tenant installation but rather such right on the part of Owner shall be limited to those items which are not normal standard tenant installations. For purposes of this Article 3, normal standard tenant installations shall be deemed to mean any system for the distribution of healing, ventilation and air conditioning, dry wall partitioning, lighting, flooring, ceiling, carpeting, electrical submetering equipment, painting, plumbing and work of a similar nature. Non-standard Tenant installations shall include Tenant's equipment decorations, louvers, furniture, safes, platforms, vaults, computer floors and furnishings of a similar nature the cost of removal which would exceed the cost of removal of a normal standard Tenant installation.

3D.  as provided in this Article 3

3E.  (reasonable wear and tear excepted)

3F. which Tenant shall have the right to remove or be requested by Owner to remove as provided in this Article 3

Article 4.  Repairs
-------------------

4A.  business

4B. ; provided, however, that Owner shall use reasonable efforts to minimize interference with Tenant's business and Tenant's use and enjoyment of the demised premises in connection with such repairs, alterations, additions and improvements.

Article 6.  Requirements of Law, Fire Insurance, Floor Loads
------------------------------------------------------------

6A. during the term of this Lease or for as long as the Tenant remains in possession,

6B.   reasonably

6C.   reasonable

Article 8.  Property - Loss, Damage, Reimbursement, Indemnity
-------------------------------------------------------------

8A.   or willful misconduct

Article 9.  Destruction, Fire and Other Casualty
------------------------------------------------

9A.   thirty (30)

Article 11.  Assignment, Mortgage, Etc.
--------------------------------------

11A. , which consent shall not be unreasonably withheld, conditioned or delayed.

11B. Notwithstanding the foregoing and subject to any approvals required under the terms of the Proprietary Lease, Tenant may, upon notice to Owner but without Owner's approval, sublet all or any portion of the demised premises or assign this Lease to: (i) a parent, subsidiary, or any other affiliate entity controlling, controlled by or under common control with Tenant; (ii) a successor entity to Tenant by merger or consolidation, or as a result of a sale of all or substantially all of the business or assets of Tenant; (iii) a purchaser of Tenant's leasehold interest in the demised premises in connection with the sale of the business of Tenant conducted at the demised premises, provided that, as of the date of such transfer, the purchaser has the financial ability to perform its obligations with respect to this Lease and/or the demised premises. As a condition to the effectiveness of any such assignment of this Lease, the parent, subsidiary or affiliate of Tenant, the successor entity to Tenant or the transferee of Tenant's assets or business, as the case may be, shall deliver to Lessor an acknowledged instrument assuming all obligations, covenants, and responsibilities of Tenant hereunder. For purposes of this Lease, any sale or transfer of Tenant's capital stock through any public exchange, or redemption or issuance of additional stock of any class shall not be deemed an assignment, subletting or any other transfer of the Lease or the demised premises.

Article 13.  Access To Premises
-------------------------------

13A Owner shall use reasonable efforts to minimize interference with Tenant's business and Tenant's use and enjoyment of the demised premises in connection with such access, repairs, alterations, additions and/or improvements to the demised premises.

Article 15.  Occupancy
----------------------

15A.  the Proprietary Lease and

15B. except that Owner, at Owner's cost and expense, shall cure and discharge all outstanding violations of record issued against the demised premises as of the commencement date of this Lease if and only to the extent such violations impair the use and occupancy of the demised premises by Tenant for the purposes permitted pursuant to Article 2 hereof.

Article 16.  Bankruptcy
-----------------------

16A and Tenant fails to secure a dismissal thereof within sixty (60) days of the commencement thereof

Article 17.  Default
--------------------

17A.  six (6) business

17B.  fifteen (15)

17C.  five(5)

Article 18.  Remedies of Owner
------------------------------

18A.  reasonable

Article 19.  Fees and Expenses
------------------------------

19A. and subject to the notice provisions and expiration of applicable grace periods contained in this Lease,

19B.  reasonable

19C.  ten(10)

Article 22.  End Of Term
------------------------

22A.  , subject to the provisions of Article 3 of this Lease,

Article 25.  No Waiver
----------------------

25A.  or Tenant

25B.  or Tenant, as the case may be

Article 31.  Elevators Heat, Cleaning
-------------------------------------

31A. With respect to the demised premises, Tenant shall be entitled to receive all services to be rendered to Owner by the Corporation (as defined in the attached Rider) under the terms of the Proprietary Lease (and other cooperative documents) affecting the demised premises. Owner shall assist and cooperate with Tenant to ensure that Tenant is provided with those services to be rendered to Owner by the Corporation under the terms of the Proprietary Lease and other cooperative documents affecting the demised premises.

Article 32.  Security
---------------------

32A. provided the new owner of the demised premises (i.e., the owner of the shares of the Corporation and tenant under the Proprietary Lease with respect to the demised premises) has assumed all of Owner's obligations under this Lease (including, all obligations with respect to Tenant's Security Deposit)

Article 36.  Rules And Regulations
----------------------------------

36A.  the House Rules for the building.

Article 37.  Glass
------------------

37A , except Owner, at the expense of Owner, shall replace any and all plate or other glass damaged or broken by Owner, its employees, subcontractors or agents.

Article 38.  Estoppel Certificate
---------------------------------

38A.  business

RIDER TO LOFT LEASE AGREEMENT (this "Rider"), dated as of June ___, 2000 between BROWN BEAR REALTY CORP. (hereinafter referred to as "Owner" or "Lessor" and LOUDEYE TECHNOLOGIES, INC. (hereinafter referred to as "Tenant" or "Lessee") for premises known as the entire Fourth Floor located at 450 West 31~ Street, New York, New York (hereinafter referred to as the "demised premises" or the "Leased Premises" or the "Demised Premises").

1. Conflicts. In the event of any conflict between the provisions contained in this Rider and the provisions contained in the printed portion of this Lease the provisions of this Rider shall be deemed paramount and shall govern

2. Commercial Cooperative. The parties hereto hereby acknowledge that the demised premises are located in a commercial cooperative building- Owner's ownership rights in the demised premises are by virtue of ownership of shares of stock in 450 West 31st Owners Corp. (the "Corporation") and its rights as lessee under that certain proprietary lease dated November 27, 1996 (the "Proprietary Lease"). Therefore all rights and obligations of the parties hereto axe subject and subordinate to the terms and conditions of the Proprietary Lease and the by-laws of the Corporation, including without limitation any consent that may be required by the Corporation. The parties hereto therefore acknowledge that this Lease is in fact a sublease of Owner's rights as lessee under the Proprietary Lease. Therefore, wherever the context so requires, in the printed portion of this Lease or in the provisions of this Rider, the terms hereof shall be read so that the "Owner" or "Lessor" shall be synonymous with the "Tenant" under the Proprietary Lease and the "Tenant" or "Lessee" shall be synonymous with the "Sublessee" under the Proprietary Lease. Additionally, any obligations on the part of Owner set forth in this Lease, which are actually the obligation of the Corporation pursuant to the terms of the Proprietary Lease, are hereby amended to refer to the Corporation, rather than to the Owner. In addition to the foregoing, Owner covenants and agrees: (a) to perform all of its duties, obligations and liabilities under the Proprietary Lease; and (b) that during the term of this Lease, Owner will not do or cause to be done, or suffer or permit any act or thing to be done, which may cause the Proprietary Lease to be canceled, terminated, forfeited or prejudiced, or amended or modified in a manner adverse to Tenant or inconsistent with the terms of this Lease, without the written consent of Tenant

3. Fixed Annual Rent. The annual rent (hereinafter sometimes referred to as the "Fixed Annual Rent") which Tenant agrees to pay Owner throughout the term hereof shall be as follows:

---------------------------------------------------------------------------------------------
   Year of Term             Fixed Annual     Fixed Monthly       Tenant         Nextel
                                 Rent            Rent           pays Coop      Permitted
                                                               Maintenance     Deduction
---------------------------------------------------------------------------------------------
   Year 1                   $300,000.00       $25,000.00           No          $100/mo
---------------------------------------------------------------------------------------------
   Year 2                   $400,000.00       $33,333.33           No          $166.66/mo.
---------------------------------------------------------------------------------------------
   Year 3                   $450,000.00       $37,500.00           No          $187.50/mo.
---------------------------------------------------------------------------------------------
   Year 4                   $450,000.00       $37,500.00           No          $187.50/mo.
---------------------------------------------------------------------------------------------
   Year 5                   $450,000.00       $37,500.00           No          $187.50/mo.
---------------------------------------------------------------------------------------------

4.   Excluded Premises.  Owner has disclosed to Lessee that approximately fifty
     (50) square feet of space located with the demised premises has been previously subleased to Nextel (the "Nextel Space"). Such subleased space shall be excluded from the demised premises and Owner shall be entitled to continue to collect all revenues that are derived from such sublease. Furthermore, Lessee shall permit Nextel access to the Nextel Space over and through the demised premises, at all times and in all manners as permitted by the agreement between Nextel and Owner. Owner shall provide Tenant with a copy of the sublease for the Nextel Space (with all financial terms redacted if so determined by Owner). As long as the sublease for the Nextel Space shall remain in effect, Tenant shall be entitled to deduct from each monthly payment of Fixed Monthly Rent to Owner, an amount equal to that set forth in the column entitled "Nextel Permitted Deduction" in the chart in paragraph 3 above.

5. Late Charges. In the event of any failure by Lessee to pay or discharge the Fixed Annual Rent for a period fifteen (15) days after same becomes due, Lessee will also pay to Lessor on demand as additional rent, interest at the prime rate of interest per annum (or the highest rate permitted by law, whichever is less) on all overdue installments of Fixed Annual Rent from such date until paid in full and on all overdue amounts of additional rent relating to obligations which Lessor shall have paid on behalf of Lessee.

6 Hazardous Materials; The Lessee shall not cause the Demised Premises to be in violation of; any federal, state, or local laws, ordinances or regulations relating to industrial hygiene or to environmental conditions (Hazardous Materials Laws). The Lessee shall not use, generate, manufacture, store, or dispose of on, under or about the Demised Premises or transport to or from the Demised Premises any flammable explosives, radioactive materials, hazardous wastes, toxic substances, or related materials, including without limitation any substances defined as or included in the definition of hazardous substances, hazardous wastes, hazardous materials, or toxic substances under any applicable federal or state laws or regulations (collectively referred to hereinafter as "Hazardous Materials"). The Lessee shall be solely responsible for, and shall indemnify and hold harmless the Owner, its directors, officers, employees, agents, successors, and assigns from and against, any loss, damage, cost expense, or liability directly or indirectly arising out of Lessee's breach of any of the provisions of this Paragraph, including without limitation: (i) all foreseeable consequential damages; (ii) the costs of any required or necessary repair, cleanup, or detoxification of the Demised Premises, and the preparation and implementation of any closure, remedial, or other required plans; and (iii) all reasonable costs and expenses incurred by the Owner in connection with clauses (i) and (ii), including, but not limited to, reasonable attorneys' fees. The Lessee shall, upon the request of the Owner, provide the Owner with a bond or letter of credit, in form and substance satisfactory to the Owner, in an amount sufficient to cover the costs of any required cleanup. The Lessee shall, at its expense, take all necessary remedial action(s)in response to the presence of any Hazardous Materials on, under, or about the Demised Premises which are the result of the actions of Lessee .

7. Increases in Maintenance. During the second through fifth year of this Lease, Tenant agrees to pay as additional rent, any and all increases in the monthly Cooperative Maintenance Charge attributable to increases in real estate taxes, insurance or building maintenance costs above the monthly Cooperative Maintenance Charge for the last month of the first year period of this Lease, whether any such increases result from a higher tax rate or an increase in the assessed valuation of the property, or the partial and total expiration of any tax abatement or exemption or any combination thereof. Said sum due Owner shall be paid as additional rent and shall be collectible as such in the month following the submission of Owner's bill therefor- All payments shall be appropriately prorated for any partial months.

8. Indemnification. The Tenant hereby indemnifies and agrees forever to save harmless the Owner against any and all liabilities, penalties, claims, damages, expenses (including, without limitation, reasonable attorneys' fees whether in a proceeding between the Owner and the Tenant or between the Owner and any third party) or judgments, arising from injury to person or property of any kind, occasioned wholly or in part by the Tenant's failure to perform or abide by any of the covenants of this lease or occasioned wholly or in part by any act or acts, omission or omissions of the Tenant, or of the employees, customers, agents, assigns, invitees or licensees or under-tenants of the Tenant, or based on any matter or thing growing out of the Tenant's use or occupation of the demised premises or any part of the building. The Tenant shall not do or permit any act or thing to be done upon the demised premises which may subject the Owner to any liability or responsibility for injury, damages to persons or property or to any liability by reason of any violations of any requirements of law with. which the Tenant is obligated to comply under this Lease, and the Tenant shall exercise such control over the demised premises as to protect the Owner against any such liability. In case any claim, action or proceeding is made or brought against the Owner by reason of any such claim, the Tenant, upon written notice from the Owner, shall, at the Tenant's sole cost and expense, resist or defend such action or proceeding by counsel approved by the Owner in writing, in Owner's reasonable discretion. The Owner agrees that counsel for the Tenant's insurance carrier shall be deemed satisfactory. Notwithstanding the foregoing, Tenant shall have no obligation to indemnify Owner under the provisions of this Paragraph or any other provision of this Lease to the extent Tenant's indemnification obligations to Owner arise as a result of the intentional or grossly negligent acts or omissions of Jim Lindner. The provisions of this paragraph shall survive the expiration or sooner termination of this Lease.

9. Restrictions on Use. The Tenant agrees that the value of the demised premises and the building of which the demised premises font a part and the reputation of the Owner will be seriously injured if the demised premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment. The Tenant covenants and agrees not to sell, display or post, or knowingly allow to be sold, displayed or posted any obscene or pornographic material on the demised premises. The Tenant agrees that if at any time the Tenant violates any of the provisions of this Paragraph, such violation shall be deemed a breach of a substantial obligation of the terms of this Lease. The Tenant covenants and agrees that during the term of this Lease, it will not use the demised premises or any part thereof; or permit the demised premises or any part thereof to be used (1) for banking, trust company or safe deposit business (except for non-retail uses); (2) as or by a commercial or savings bank, a trust company, a savings and loan association, a loan company, or a credit union (except for non-retail uses); (3) for the sale or travelers checks, money orders and/or foreign exchange; (4) as a restaurant and/or bar and/or for the sale of' soda and/or beverage and/or sandwiches and/or ice cream and/or baked goods; (5) by the United States Government, the City or State of New York, any foreign government, the United Nations or any agency or department of any of the foregoing, or any other person or entity having sovereign or diplomatic immunity; (6) as an employment agency, search firm or similar enterprise, school or vocational training center (except for the training of employees of the Tenant intended to be employed at the premises); (7) as a barber shop or beauty salon; or (8) as a diagnostic medical center and/or for the practice of medicine.

10. Utilities. The cost of all utilities whatsoever delivered to or used in connection with the demised premises shall be exclusively borne by the Tenant.

11. Insurance. (a) The Tenant shall obtain and keep in full force and effect during the term of this lease, at the Tenant's sole cost and expense, (i) a policy of comprehensive general public liability and property damage insurance on an occurrence basis, with a broad form contractual liability endorsement and a completed operations endorsement with minimum limits with a combined single limit with respect to each occurrence in an amount of not less than $5,000,000 for injury (or death) to persons and damage to property; (ii) an "all risk" policy, with extended coverage, covering all of Tenant's personal property and alterations for 100% of the replacement cost thereof; (iii) Worker's Compensation Insurance, as required by law; and (iv) such other insurance in such amounts as Owner may reasonably request, such request to be consistent with the standard business practices of similarly situated commercial landlords. Such policies shall provide that the Tenant is named as the insured. Owner and any managing agent, lessors and mortgagees (whose names have been furnished to the Tenant) shall be named as additional insureds, as their respective interests may appear. The Tenant shall have the right to insure and maintain the insurance coverages required under this Paragraph under blanket insurance policies covering other premises occupied by the Tenant so long as such blanket policies comply as to terms and amounts with the requirements set forth in this Paragraph; provided that, upon request, the Tenant shall deliver to the Owner a certificate from the Tenant's insurer evidencing the portion of such blanket insurance allocable to the demised premises.

     (b) All insurance required to be canted by Tenant hereunder shall be written in form and substance reasonably satisfactory to the Owner and issued by a reputable and independent insurer permitted to do business in the State of New York, and rated in Best's Insurance Guide (or any successor thereto) as having a general policyholder rating of not less than "A" and a financial rating of at least "XIII". The policy required to be carried pursuant to paragraph (a) (i) above shall contain a provision that
     (1) the policy shall be non-cancelable with respect to the Owner and such managing agents, lessors and mortgagees (whose names and addresses have been furnished to the Tenant) unless thirty (30) days' prior written notice shall be given to the Owner by certified mail, return receipt requested, which notice shall contain the policy number and the name of the insured and additional insureds, and (2) no act or omission of the Tenant shall affect or limit the obligation of the insurer to pay the amount of any loss sustained. Certificates of insurance, or evidence of renewal of such coverage, shall be delivered to the Owner prior to the commencement date of this Lease (or any earlier entry upon the demised premises by the Tenant or any of the Tenant's employees, agents or contractors prior to the commencement date of this Lease), and at least thirty (30) days prior to the expiration of such policy. If the Tenant fails to obtain or keep in force the insurance required by this Paragraph, or to pay the premiums thereof, provided the Tenant is afforded written notice of the Owner's intention to pay such premium ten (10) days prior thereto, in addition to all other rights the Owner may have under this Lease, the Owner may, from time to time, and as often as such failure shall occur, pay the premiums therefor, and any and all sums so paid for insurance by the Owner shall be and become, and are hereby declared to be, additional rent under this lease and shall be due and payable on demand.

12. Limitation of Owner's Liability. (a) The Tenant shall make no claim upon the Owner for abatement of rent, constructive eviction, rescission, or otherwise, and the Owner shall be exempt from all liability, except for injuries to the Tenant's person or property which are due to the negligence or intentional conduct of the Owner, its agents, servants or employees in the management of the demised premises or the real property of which the demised premises are a part, for or on account of any annoyance, inconvenience, interference with business, or other damage, caused by: (i) any interruption, malfunction or curtailment of the operation of the elevator service, heating plant, sprinkler system, gas, water, sewer or steam supply, plumbing, machinery, electric equipment or other appurtenances, facilities, equipment and conveniences in the building, whether such interruption, malfunction or curtailment be due to breakdowns, or repairs, or strikes or inability to obtain electricity, fuel or water due to any such cause or any other cause beyond the Owner's control; (ii) any work of repair, alteration, renovation or replacement done by or on behalf of the Owner or any other tenant; (iii) any water, rain, snow, steam, gas, electricity or other element, which may enter, flow from or into the premises or any part of the building, or any noise or vibration audible in, or transmitted to the premises; (iv) any vermin, (v) any falling paint, plaster or cement; (vi) any interference with light or with other easements or incorporeal hereditaments; (vii) any latent defect or deterioration in the building or the appurtenances thereof, whether or not the Owner shall have been notified of any condition allegedly causing same; (viii) any zoning ordinance or other acts of governmental or public authority now or hereafter in force; and (ix) any act or omission of any other occupant of the building or other person temporarily therein. The Tenant will not hold the Owner liable for any loss or theft of;, or damage to, any property in the demised premises done or caused by any employee, servant, or agent of the Owner who is invited into the demised premises by the Tenant, nor for the loss, damage or theft of any property stored or left in the basement or in any other part of the building, which is not enclosed within the demised premises or of any property, left with any employee of the Owner, notwithstanding such theft, loss or damage may occur through carelessness or negligence of the Owner's employees; and the Tenant agrees that any employee in entering the demised premises at the invitation of the Tenant or accepting custody of property shall be then deemed agent of the Tenant or other person at whose instance he may be acting, and not agent of the Owner. Employees of Owner are not permitted to receive or accept packages or property for account of Tenants. The use of storerooms or storage space for personal property (if provided) shall be at the Tenant's risk and the Tenant will not hold the Owner liable for any loss of or damage to person or property therein or thereby.

     (b) Any right and authority reserved by and granted to the Owner under this Lease, to enter upon and make repairs in the demised premises shall not be taken as obligating the Owner to inspect and to repair the demised premises and the Owner hereby assumes no responsibility or liability for the care, inspection, maintenance, supervision, alteration or repair of the demised premises except as herein specifically provided. Except as otherwise provided in. the Proprietary Lease with respect to the obligations of the Corporation, the Tenant assumes possession and control of the demised premises and exclusively the whole duty of care and repair thereof, except as herein specifically provided.

     (c) The officers, directors, employees, partners, shareholders, and principals, direct or indirect, comprising the Owner (collectively, the "Parties") shall not be liable for the performance of the Owner's obligations under this Lease. The Tenant shall look solely to the Owner to enforce the Owner's obligations under this lease and shall not seek any damages against any of the Parties. The liability of the Owner for the Owner's obligations under this lease shall be limited to Owner's estate and interest in the demised premises, the Corporation and the Proprietary Lease including, but not limited to, any of Owner's interest in rents from the demised premises (collectively, "Owner's Equity"). The Tenant shall not look to any other property or assets of the Owner, other than Owner's Equity, or the property or assets of any of the Parties in seeking either to enforce the Owner's obligations under this Lease or to satisfy a judgment for the Owner's failure to perform such obligations.

     (d) If the Lease provides that the Owner's consent is not to be unreasonably withheld or delayed, and it is the final order of any court having jurisdiction thereof that the Owner has been unreasonable, the only effect shall be that the Owner shall be deemed to have given such consent; but in no event shall the Owner be liable to the Tenant for any monetary damages by reason of the withholding or delaying of its consent

     (e) The term "Owner" as used in this Lease, means only the owner for the time being of the Coop Interest, as defined below, If the Owner shall hereafter sell, exchange or transfer the Coop Interest, the grantee or assignee thereof, as the case may be, shall without further agreement by any party, be conclusively deemed to be the Owner of the Coop Interest and to have assumed and undertaken to carry out all of the obligations hereof on the part of the Owner to be performed, and the Tenant does hereby release the above named Owner from any claim or liability arising or accruing hereunder subsequent to such transfer of ownership or possession, for breach of the covenant of quiet enjoyment, or otherwise.

     13. Fair Market Value Renewal Option. (a) Subject to Owner's rights set forth in subparagraph (e) below, Tenant shall have an option (the "Renewal Option") to extend the term of this Lease for a renewal term of 5 years (the "Renewal Term"), by giving Owner notice thereof not more than 18 months, but at least one year, prior to, the date set forth above for the expiration of the term of this Lease (with time to be of the essence as to the timely exercise of such Renewal Option). If Tenant shall exercise the Renewal Option, then this Lease shall be extended for the Renewal Term upon all of the terms, covenants, and conditions contained in this Lease, except that, during the Renewal Term, the fixed annual rent shall be equal to the annual market rental value (the "Market Value Rent") of the demised premises on the date that Tenant exercises the Renewal Option (the "Exercise Date"), determined as provided in subparagraph (b) below.

     (b) The term "Market Value Rent" shall mean the annual fixed rent that a willing lessee would pay and a willing lessor would accept in an arms-length lease of the demised premises as of the Exercise Date. If Owner and Tenant shall fail to agree upon the Market Value Rent within 30 days alter the Exercise Date, then Owner and Tenant each shall give notice (the "Determination Notice") to the other setting forth their respective determinations of the Market Value Rent, and, subject to the provisions of subparagraph (c) below, either party may apply to the American Arbitration Association or any successor thereto for the designation of an arbitrator satisfactory to both parties to render a final determination of the Market Value Rent, The arbitrator shall be a real estate appraiser or consultant who shall have at least 10 years continuous experience in the business of appraising commercial real estate or commercial brokerage or leasing business in New York City. The arbitrator shall conduct such hearings and investigations as the arbitrator shall deem appropriate and shall, within 30 days after having been appointed, choose one of the determinations set forth in either Owner's or Tenant's Determination Notice, and that choice by the arbitrator shall be binding upon Owner and Tenant Each party shall pay its own counsel fees and expenses, if any; in connection with any arbitration under this subparagraph (b), and the pates shall share equally all other expenses and fees of any such arbitration. The determination rendered in accordance with the provisions of this subparagraph (3,) shall be final and binding in fixing the Market Value Rent. The arbitrator shall not have the power to add to, modify, or change any of the provisions of this Lease.

     (c) In the event that the determination of the Market Value Rent set forth in the Owner's and Tenant's Determination Notices shall differ by less than 10% per rentable square foot per annum for each year during the Renewal Term, then the Market Value Rent shall not be determined by arbitration, but shall instead be set by taking the average of the determinations set forth in Owner's and Tenant's Determinations Notices. Only if the determinations set forth in Owner's and Tenant's Determination Notices shall differ by more than 10% per rentable square foot per annum for any year during the Renewal Term shall the actual determination of Market Value Rent be made by an arbitrator as set forth in subparagraph (b) above.

     (d) If for any reason the Market Value Rent shall not have been determined prior to the commencement of the Renewal Term, then, until the Market Value Rent and, accordingly, the fixed annual rent, shall not have been finally determined, the fixed annual rent shall remain the same as payable during the last year of the initial term of this Lease. Upon final determination of the Market Value Rent, an appropriate adjustment to the fixed annual rent shall be made reflecting such final determination, and Owner or Tenant, as the case may be, shall promptly refund or pay to the other any overpayment of deficiency, as the case may be, in the payment of fixed annual rent from the commencement of the Renewal Term to the date of such final determination.

     (e) Notwithstanding the Renewal Option set forth above, this Lease shall not be renewed at the end of the initial term in the event Tenant receives written notification from Owner, which notification shall be provided to Tenant not less than 6 months prior to the expiration of the initial term, of Owner's intention to sell the demised premises and Owner's election not to renew this Lease for such additional five year period. In the event of any such election on the part of Owner, Owner shall proceed in good faith to offer the demised premises for sale to the public and the provisions of Paragraph 14 of this Rider shall be applicable to any such proposed sale on the part of Owner.

14. Limited Right of First Offer. In the event that Owner elects to sell its interest in the Corporation and its rights under the Proprietary Lease with respect to the demised premises (collectively, the "Coop Interest") during the initial five (5) year term of this Lease, Owner shall first offer the Coop Interest to Tenant on such tent's and at such price that Owner shall determine in Owner's sole discretion. If Tenant desires to purchase the Coop Interest on such terms and at such price, Tenant shall notify Owner in writing within 15 days of receipt of notice from Owner, time being of the essence as to such 15 clay period, of Tenant's election to purchase the Coop Interest and its ability to close title and pay the full purchase price for the Coop Interest within 45 days thereafter, time being of the essence- In the event that Tenant fails to deliver such notice or close title as aforesaid through no fault of Owner, Owner shall be free to sell the Coop Interest to any third party upon terms and conditions determined in Owner's sole discretion; provided, however that Owner shall not sell the Coop Interest on terms less favorable to Owner than those offered to Tenant under the provisions of this Paragraph. However, in the event Owner seeks to offer the Coop Interest for sale on such less favorable terms and Owner receives an offer from a bona fide third party ("Third Party Offer") for the Coop Interest acceptable to Owner on such less favorable terms, Owner shall notify Tenant of such Third Party Offer which shall specify the purchase price for the Coop Interest and the other terms and conditions upon which the Coop Interest is being offered. Thereafter, Tenant shall have the right, exercisable with 15 days of the receipt of Landlord's notice of the Third Party Offer to notify Owner in writing of Tenant's desire to purchase the Coop Interest upon the terms and conditions of the Third Party Offer, in which event Landlord and Tenant shall promptly proceed to close a sale transaction with respect to the Coop Interest at the purchase price and upon such terms and conditions specified in Landlord's notice. In the event Tenant fails to exercise such option for the Coop Interest specified in the foregoing notice, with the 15 day period, or if Tenant exercises such option within such 15 day period but Landlord and Tenant have not closed the sale transaction within 45 days alter the date of Tenant's notice of exercise because of Tenant's unwillingness or failure to do so through no fault of Landlord, then Landlord's obligations under this Paragraph shall be deemed satisfied and this Paragraph shall be of no further force and effect.

15. Notices. Any notice which is to be given by either party to the other pursuant to this Lease shall be in writing and shall be given as follows:
     (a) if such notice is to be given by the Owner to the Tenant, such notice may be given personally by delivering the same to the Tenant, or if the Tenant be a corporation or partnership, to any officer, partner or other employee of the Tenant, at the demised premises or at any other place, or by registered or certified mail, postage prepaid, return receipt requested, or by nationally recognized overnight service providing evidence of delivery, addressed to the Tenant at the demised premises, with a copy to Loudeye Technologies, inc., 414 Olive Way, Seattle, Washington 97101,
     Attention: General Counsel or at such other address as the Tenant shall hereafter designate in writing; (b) if such notice is to be given by the Tenant to the Owner, such notice may be given personally by delivering the same to the Owner, or if the Owner be a corporation or partnership, to any officer, partner or other employee of the Owner, or by registered or certified mail, postage prepaid, return receipt requested, or by nationally recognized overnight service providing evidence of delivery, addressed to the Owner at [5 Washington Place, Apt. 2-M, New York, New York 10003, with a copy to Richard N. Cohen, Esq., Friedberg Greener Cohen, LLP, 444 Madison Avenue, Suite 805, New York, NY 10022 or at such other address as the Owner shall hereafter designate in writing. Any notice shall be deemed to have been given on the date when same shall have been delivered, in the case of personal delivery, or two days after the same shall have been properly mailed in the case of certified or registered mail, or on the first following business day if sent by overnight mail service. The attorneys for either party shall have the right, but not the obligation, to send notices on behalf of their respective clients. Notwithstanding the foregoing, all bills may be sent directly to the Tenant by regular mail.

16. Additional Rights of Parties. (a) No tight or remedy herein conferred upon or reserved to Lessor or Tenant is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. The failure of Lessor or Tenant to insist at any time upon the strict performance of any covenant or agreement, or to exercise any option, right, power, or remedy contained herein shall not be construed as a waiver or a relinquishment thereof for the future. A receipt by Lessor of any Fixed Annual Rent, any additional rent, or any other sum payable hereunder with knowledge of the breach of any covenant or agreement contained herein shall not be deemed a waiver of such breach, and no waiver by Lessor or Tenant of any provision hereof shall be deemed to have been made unless expressed in writing and signed by Lessor or Tenant, as the case may be. In addition to other remedies provided herein, Lessor or Tenant shall be entitled, to the extent permitted by law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, agreements, conditions, or provisions of this Lease, or to a decree compelling performance of any of the covenants, agreements, conditions, or provisions of this Lease, or to any other remedy allowed to Lessor or Tenant at law or in equity.

(b) Lessee hereby waives and surrenders for itself and all those claiming under it, including creditors of all kinds, (1) any right and privilege which it or any of them may have under any present or future constitution, statute, or rule of law to redeem the Leased Premises or to have a continuance hereof for the term hereby demised after termination of Lessee's right of occupancy by order or judgment of any court or by any legal process or writ, or under the terms hereof, or after the termination of the term hereof as herein provided, and (ii) the benefits of any present or future constitution, statute, or rule of law which exempts property from liability for debt or for distress for rent. (c) If Lessee shall be in default in the performance of any of its obligations hereunder, and an action shall be brought for the enforcement thereof, in which it shall be determined that Lessee was in default, Lessee shall pay to Owner all the expenses incurred in connection therewith, including reasonable attorneys' fees.

17. Consent of Board of Directors of Corporation. This Lease shall not be effective unless and until the provisions of Paragraph 15 of the Proprietary Lease with respect to the approval of the Board of Directors of the Corporation with respect to the sublease of the demised premises shall have been complied with by Owner. Owner shall use reasonable efforts to obtain such board approval as soon as practicable.

18. Additional Rights on Assignment of Lease. If Tenant shall enter into any sublease with respect to the demised premises or any portion thereof, or assignment of this Lease, or if there is a transfer of this Lease by operation of law, or otherwise, and if Tenant shall receive any consideration from its assignee or subtenant for or in connection with the assignment or the subletting, as the case may be, or, if Tenant shall sublet the demised premises at a rental rate (including Additional Rental) or other periodic aggregate consideration in excess of the Fixed and Additional Rental due hereunder, Tenant shall pay to Owner, upon receipt, as Additional Rental hereunder, all of such consideration or excess, less the broker's commissions, legal fees, rental concessions (not to exceed one month), advertising and construction costs solely to ready the demised premises for such sublet or assignment.

19. Tenant's Right so Cancel. At any time after the first full year of the term of this Lease, provided that Tenant is not in default under the terms of this Lease, Tenant shall have the right to cancel this Lease, upon delivery to Owner of ninety (90) days written notice thereof.

20. Absence of Brokers. Each parry represents that they have not dealt with any brokers in regard to this Lease and agrees to hold harmless and indemnify the other and its respective, officers, directors, employees and agents from brokerage claims arising out of any act of the other by reason of which it is claimed that a commission is due any broker.

21. Counterparts. This Lease and any Rider hereto may be executed in two or more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement.

OWNER:

BROWN BEAR REALTY CORP.


By:  /s/ Jim Lindner
     ------------------------
     Name:   Jim Lindner
     Title:  President


LESSEE:

LOUDEYE TECHNOLOGIES, INC.


By:  /s/ Larry Culver
     ------------------------
     Name:   Larry Culver
     Title:  Chief Financial Officer